                                  SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-b(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                VASOMEDICAL, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         5)   Total fee paid:

--------------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                                VASOMEDICAL, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 4, 1997
                                 ---------------

TO THE STOCKHOLDERS OF
     VASOMEDICAL, INC.
         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vasomedical, Inc. will be held at the Griffis Faculty Club, New York Hospital-Cornell Medical Center, 521 East 68th Street, New York, New York 10021 on Thursday, December 4, 1997 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

         1.   To elect two directors.

         2. To consider and act upon a proposal to amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 85,000,000 to 110,000,000, as set forth in Exhibit A.

         3. To consider and act upon a proposal to adopt a 1997 Stock Option Plan, as set forth in Exhibit B.

         4. To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent certified public accountants for fiscal 1998.

         5. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

         The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

         Only stockholders of record on the books of the Company at the close of business on October 6, 1997 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                             By Order of the Board of Directors,

                                                             JOSEPH A. GIACALONE
                                                                       Secretary


Dated: Westbury, New York
       October 13, 1997

                                VASOMEDICAL, INC.
                                180 LINDEN AVENUE
                          WESTBURY, NEW YORK, USA 11590


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                           THURSDAY, DECEMBER 4, 1997




         The Annual Meeting of Stockholders of Vasomedical, Inc. (the "Company") will be held on Thursday, December 4, 1997 at the Griffis Faculty Club, New York Hospital-Cornell Medical Center, 521 East 68th Street, New York, New York 10021 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF VASOMEDICAL, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is October 13, 1997.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

VOTING RIGHTS

         Only stockholders of record on October 6, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding at the Record Date one class of voting capital stock, namely [47,773,571] shares of Common Stock, $.001 par value ("Common Stock"). Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting of Stockholders. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of each matter submitted to a vote of the shareholders. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals, nor will shares for which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"). Abstentions and broker non-votes will, therefore, have no effect on the vote, but will be counted in the determination of a quorum.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides for a Board of Directors consisting of not less than three nor more than nine directors which number has been increased to eleven directors in accordance with the Company's By-Laws. The Board of Directors may be divided into three classes, as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors for fiscal 1997 consisted of ten directors as set forth below.

       CLASS I                                   CLASS II                              CLASS III
(TO SERVE UNTIL THE                        (TO SERVE UNTIL THE                    (TO SERVE UNTIL THE
ANNUAL MEETING OF                          ANNUAL MEETING OF                      ANNUAL MEETING OF
STOCKHOLDERS IN 1999)                      STOCKHOLDERS IN 1997)                  STOCKHOLDERS IN 1998)
-------------------------------------------------------------------------------------------------------
Anthony Viscusi (1)                        Abraham E. Cohen (5)                   Dr. Alexander G. Bearn (3)(4)
E. Donald Shapiro (1) (2) (3)              Dr. John C.K. Hui (4)                  Dr. David S. Blumenthal (4)(2)
Dr. Zhen-sheng Zheng (4)                   Eugene H. Glicksman (1)                Dr. Kenneth W. Rind (2)(1)
                                                                                  Francesco Bolgiani (2)(3)

---------------------
(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee
(4) Member of the Medical Advisory Committee
(5) Ex-officio member of all committees except the Medical Advisory Committee

         Messrs. Cohen and Hui, current directors in Class II, are to be elected to serve until the 2000 Annual Meeting of Stockholders or until their successors are chosen and qualified. Mr. Glicksman resigned as an officer and director effective September 1, 1997. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees named in Class II unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

         The Board of Directors held six meetings during the Company's fiscal year ended May 31, 1997. Each director attended or participated in at least 75% of such meetings of the Board of Directors, except Dr. Zhen-sheng Zheng. During the fiscal year ended May 31, 1997, there was one meeting of the Audit Committee, one meeting of the Compensation Committee, five meetings of the Executive Committee, and no formal meetings of the Medical Advisory Committee. The Company's Audit Committee is involved in discussions with the Company's independent public accountants with respect to the year-end audited financial statements and the Compensation Committee recommends executive compensation and the granting of stock options to key employees. See "Compensation Committee Report on Executive Compensation." The Executive Committee was established to advise the Board of Directors and make recommendations on matters relating to the business and operations of the Company. The Medical Advisory Committee acts in an oversight capacity with respect to medical issues and the Company's ongoing clinical programs.

PRINCIPAL OCCUPATIONS OF DIRECTORS

         The following is a brief account of the business experience for the past five years of the Company's directors:

         Dr. Alexander G. Bearn (74 years of age) has been a director of the Company since November 14, 1994. Dr. Bearn is a physician, scientist and author who has had distinguished careers in academe and industry. Dr. Bearn is presently Executive Officer of the American Philosophical Society. Since 1966, Dr. Bearn has been an adjunct professor at Rockefeller University. He has been Chairman of the Department of Medicine of Cornell University Medical College and Senior Vice President of Medical and Scientific Affairs at Merck International. He serves on many boards, including the Board of Trustees of Rockefeller University and of the Howard Hughes Medical Institute. Dr. Bearn also serves on the board of Biogen, Inc., a public company.

         Dr. David S. Blumenthal (47) has been a director of the Company since June 30, 1994. Dr. Blumenthal has been a practicing cardiologist in the State of New York since 1981 and is affiliated with New York Hospital-Cornell Medical Center.

         Francesco Bolgiani (58) has been director of the Company since December 5, 1995. Mr. Bolgiani has been President of Banca del Gottardo of Lugano, Switzerland from 1980 to 1994 and Deputy Chairman of the Board of Directors of Banca del Gottardo since 1994.

         Abraham E. Cohen (61) has been Chairman of the Board since June 30, 1994 and a director of the Company since June 4, 1993, and is presently an independent consultant. He retired in 1992 as Senior Vice President of Merck & Co., Inc., a position he had since 1985. From 1979 to 1989, Mr. Cohen was also President of Merck Sharp & Dohme International, a division of Merck & Co., Inc. Mr. Cohen is a director of the following public companies: Agouron Pharmaceuticals, Inc., Akzo Nobel Nv., Teva Pharmaceutical Industries, Ltd., Neurobiological Technologies, Inc., Vion Pharmaceuticals, Inc., Blue Stone Capital Partners, LP and Travellers Series Fund, Inc.

         Dr. John C.K. Hui (51) has been a director and Senior Vice President of the Company since February 2, 1995. Dr. Hui has been an Assistant Professor in the Department of Surgery in the State University of Stony Brook, New York since 1978. He has also been a scientist in the medical department of Brookhaven National Laboratories. Dr. Hui was president of and a principal stockholder in Vasogenics, Inc. at the time of its acquisition by the Company in January 1995.

         Dr. Kenneth W. Rind (62) has been a director of the Company since February 2, 1995. Dr. Rind has been Chairman of Oxford Venture Corporation, an independent venture capital company since 1981. Previously, Dr. Rind was a principal at Xerox Development Corporation for five years where he was responsible for acquisitions and venture capital investments. From 1970 to 1976, he was Vice President-Corporate Finance at Oppenheimer & Co., Inc. He is also a director of ESC Medical Systems, Inc., Computer Power, Inc., Alpha Technologies, Inc. and several private companies.

         E. Donald Shapiro (65) has been a director of the Company since June 4, 1993. Mr. Shapiro has been the Joseph Solomon Distinguished Professor of Law since 1983 and is a former Dean of The New York Law School, as well as a Supernumerary Fellow of St. Cross College at Oxford University, England. He has authored numerous books and articles in the field of medicine and law and is a recipient of honors and awards both in the United States and overseas. Mr. Shapiro is a director of the following public companies: Loral Space and Communications, Inc. (formerly Loral Corporation), Bank Leumi Trust Co., Premier Laser Systems, Inc., Eyecare Products PLC, Kranzco Realty Trust, Vion Pharmaceuticals, Inc., Telepad Corporation and United Industrial Corporation.

         Anthony Viscusi (64) has been President, Chief Executive Officer and director of the Company since his employment on June 30, 1994. Mr. Viscusi was Senior Vice President, Worldwide Marketing for the AgVet division of Merck & Co., Inc. from 1987 to 1993. In 1961, Mr. Viscusi joined the international human health division of Merck, in which he spent most of his career in various general management positions, after having taught at Columbia, Wesleyan and Princeton universities. Mr. Viscusi is a director of Mallinckrodt, Inc.

         Dr. Zhen-sheng Zheng (67) has been a director of the Company since February 2, 1995. Since 1986, Dr. Zheng has been Director of the Cardiovascular Research Institute at Sun Yat-sen University of Medical Sciences in Guangzhou, China. Dr. Zheng has been associated with Sun Yat-sen University since 1955 in various capacities and is also presently Chairman of the National Laboratory for Assisted Circulation Research in China. Dr. Zheng was a principal stockholder of Vasogenics, Inc. prior to its acquisition by the Company in January 1995.

                               SECURITY OWNERSHIP

         The following table sets forth as of September 30, 1997 certain information with regard to ownership of the Company's Common Stock by (i) each beneficial owner of 5% or more of the Company's Common Stock, to the knowledge of the Company based upon filings with the Securities and Exchange Commission;
(ii) each current director and executive officer named in the "Summary Compensation Table"; and (iii) all executive officers and directors of the Company as a group:

                                                              COMMON STOCK
NAME OF BENEFICIAL OWNER                               BENEFICIALLY OWNED (1)(2)(3)
------------------------                               ----------------------------
Dr. Alexander G. Bearn (9)(12)(14)(20)                      [117,428 shs.  *]
1230 York Avenue
New York, New York 10021

Dr. David S. Blumenthal (9)(11)(14)(20)                     [117,428 shs.  *]
407 East 70th Street
New York, New York 10021

Francesco Bolgiani (15)(20)                                 [204,525 shs.  *]
viale Franscini 8
Lugano, Switzerland CH-6901

Abraham E. Cohen  (4)(5)(8)(14)(20)                         [642,428 shs. (1.3%)]
100 United Nations Plaza
New York, New York 10017

Joseph A. Giacalone (6)(7)(19)                              [308,000 shs.  *]
180 Linden Avenue
Westbury, New York 11590

Dr. John C. K. Hui (17)(18)                                 [1,210,000 shs.  (2.5%)]
180 Linden Avenue
Westbury, New York 11590

Anthony E. Peacock (16)(18)                                 [229,000 shs.  *]
180 Linden Avenue
Westbury, New York 11590


NAME AND ADDRESS OF                                        COMMON STOCK
BENEFICIAL OWNER                                    BENEFICIALLY OWNED (1)(2)(3)
------------------------                            ----------------------------
Dr. Kenneth W. Rind (10)(14)(20)                        [267,428 shs. *]
315 Post Road West
Westport, Connecticut 06880

E. Donald Shapiro (4)(5)(8)(14)(20)                      [652,428 shs. (1.4%)]
57 Worth Street
New York, New York 10013

Anthony Viscusi (13)(18)                                 [925,000 shs. (1.9%)]
180 Linden Avenue
Westbury, New York 11590

Dr. Zhen-sheng Zheng (14)(20)                            [117,428 shs.  *]
74 Zhangshan Road II
Guangzhou, 510089
P.R. China

Directors and executive officers
  as a group (11 persons)                                [4,791,093 shs. (9.4%)]

------------------
*      Less than 1% of the Company's Common Stock

(1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated.

(2)      Ownership represents sole voting and investment power.

(3) Includes Common Stock issuable under stock options and warrants that are exercisable within 60 days.

(4) Includes warrants to purchase 150,000 shares of Common Stock at $1.50 per share expiring in September 1998.

(5) Includes warrants to purchase 200,000 shares of Common Stock at $1.03 per share expiring in November 1998.

(6) Includes warrants to purchase 150,000 shares of Common Stock at $.41 per share expiring in February 2000.

(7) Includes warrants and stock options to purchase 120,000 shares of Common Stock at $.91 per share expiring in November 1998.

(8) Includes warrants to purchase 150,000 shares of Common Stock at $.45 per share expiring in June 1999.

(9) Includes warrants to purchase 50,000 shares of Common Stock at $1.50 per share expiring in March 1998.

(10) Includes warrants to purchase 250,000 shares of Common Stock at $.40 per share expiring in February 2000.

(11) Includes warrants to purchase 50,000 shares of Common Stock at $.45 per share expiring in June 1999.

(12) Includes warrants to purchase 50,000 shares of Common Stock at $.28 per share expiring in November 1999.

(13) Includes warrants to purchase 750,000 shares of Common Stock at $.45 per share expiring in June 2000.

(14) Includes currently exercisable options to purchase 12,903 shares of Common Stock at $.78 per share expiring in May 2005 granted pursuant to the Outside Director Stock Option Plan.

(15) Includes 200,000 shares of Common Stock owned by a company in which Mr. Bolgiani and his wife have a 50% ownership interest.

(16) Includes warrants to purchase 150,000 shares of Common Stock at $.38 per share expiring in January 2000.

(17) Includes warrants to purchase 200,000 shares of Common Stock at $.40 per share expiring in February 2000.

(18) Includes options to purchase 50,000 shares of Common Stock at $3.44 per share expiring in May 2006.

(19) Includes options to purchase 35,000 shares of Common Stock at $3.44 per share expiring in May 2006.

(20) Includes currently exercisable options to purchase 4,525 shares of Common Stock at $2.21 per share expiring in May 2006 granted pursuant to the Outside Director Stock Option Plan.

                                   MANAGEMENT

         The following sets forth information concerning each executive officer of the Company. The officers of the Company serve at the pleasure of the Board of Directors or until their successors are chosen and qualify.

                                                              POSITION HELD
NAME                                AGE                       WITH THE COMPANY
--------------------------------------------------------------------------------
Anthony Viscusi                     64                        President and Chief Executive Officer
Dr. John C. K. Hui                  51                        Senior Vice President, R&D and Manufacturing
Anthony E. Peacock                  56                        Vice President, Marketing and
                                                              Clinical Affairs
Joseph A. Giacalone                 34                        Secretary and Treasurer

------------------

         Anthony E. Peacock has been Vice President, Marketing and Clinical Affairs of the Company since his employment on January 23, 1995. From January 1994 to January 1995, Mr. Peacock was Vice President, Marketing of Dendrite International. For more than five years prior thereto, Mr. Peacock was, among other positions, Executive Director of Marketing for Cardiovascular Products with Merck & Co., Inc., where he played a key role in the formulation and worldwide implementation of strategies for enalapril, Merck's multi-billion dollar cardiovascular product.

         Joseph A. Giacalone, a certified public accountant, has been Secretary and Treasurer of the Company since February 2, 1994 and has been employed by the Company since February 1993. From 1983 to 1993, Mr. Giacalone was employed by the international accounting firm of Grant Thornton LLP, having been a manager with the firm since 1990.

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation of the Chief Executive Officer and each of the Company's four most highly compensated officers other than the Chief Executive Officer (the "named executive officers") for the fiscal years ended May 31, 1997, 1996 and 1995.

SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation
                                                                -------------------------------------------
                                     Annual Compensation                   Awards                   Payouts
                              --------------------------------------------------------------        -------
                                                           Other  Restricted  Shares Covered      Long Term
Name and                                                  Annual       Stock      By Option  Incentive Plan     All Other
Principle Position     Year   Salary (1)    Bonus   Compensation   Awards (2)        Grants          Payout  Compensation
------------------     ----   ----------    -----   ------------   ----------        ------          ------  ------------
Anthony Viscusi        1997    $168,333           -            -           -         150,000            -             -
President & CEO        1996    $150,000           -            -           -               -            -             -
                       1995    $137,500           -            -           -       1,000,000            -             -

Eugene H. Glicksman    1997    $145,000           -            -    $169,813               -            -             -
Executive VP           1996    $145,000           -            -    $169,813               -            -             -
                       1995    $133,333           -                 $169,812               -            -             -

John C.K. Hui          1997    $139,167           -            -           -         150,000            -             -
Senior VP              1996    $130,000           -            -           -               -            -             -
                       1995     $43,333           -            -           -         300,000            -             -

Anthony E. Peacock     1997    $149,167           -            -           -         150,000            -             -
VP                     1996    $140,000           -            -           -               -            -             -
                       1995     $49,584           -            -           -         300,000            -             -

Joseph A. Giacalone    1997    $107,183           -            -           -         105,000            -             -
Secretary/Treasurer    1996     $85,000           -            -           -               -            -             -
                       1995     $85,000           -            -           -         200,000            -             -

--------------------------

(1) Dr. Hui's salary includes payments received by him from the Research Foundation of the State University of New York at Stony Brook under a grant funded by the Company.

(2) Represents value of common stock issued in 1993 to Mr. Glicksman under a stock bonus arrangement providing for vesting of 950,000 shares over five years. Mr. Glicksman resigned as an officer and director on September 1, 1997.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth the number of options granted to the Company's named executive officers in fiscal 1997.

                                                                                          Potential Realizable
                                                                                              Value at Assumed
                                                                                         Annual Rates of Stock
                                                                                            Price Appreciation
                                                  Individual Grants                            for Option Term
                              --------------------------------------------------------------------------------
                                Total Number
                               of Securities      % of Total
                                  Underlying    Options/SARs    Exercise
                                Options/SARs    to Employees       Price   Expiration
Name                           Granted (#)(1) in Fiscal Year    ($/share)        Date           5%          10%
----                           -------------- --------------    ---------        ----           --          ---
Anthony Viscusi                      150,000        19%          $3.44       5/31/06       $324,000     $822,000
John C.K. Hui                        150,000        19%          $3.44       5/31/06       $324,000     $822,000
Anthony E. Peacock                   150,000        19%          $3.44       5/31/06       $324,000     $822,000
Joseph A. Giacalone                  105,000        13%          $3.44       5/31/06       $227,000     $575,000

(1) Represents ten-year, non-qualified stock options that vest equally over three years commencing June 1, 1997. Such vesting is contingent upon continued employment with the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND F/Y-END OPTION VALUES

         The following table sets forth information for each of the named executive officers with respect to the value of options or warrants exercised during the fiscal year ended May 31, 1997 and the value of outstanding and unexercised options or warrants held as of May 31, 1997, based upon the market value of the Common Stock of $1-11/16 per share on that date.

                                                                                        Value of Unexercised
                                                             Number of Options at       In-the-Money Options
                              Share Acquired         Value      Fiscal Year End         at Fiscal Year End (2)
Name                         on Exercise (#)  Realized (1)  Exercisable  Unexercisable  Exercisable  Unexercisable
----                         ---------------  ------------  -----------  -------------  -----------  -------------
Anthony Viscusi                            -             -      500,000      650,000     $618,750     $618,750
John C.K. Hui                              -             -      200,000      250,000     $255,500     $127,750
Anthony E. Peacock                         -             -      150,000      300,000     $196,875     $196,875
Joseph A. Giacalone                        -             -      270,000      155,000     $285,375      $63,875

(1) Represents the difference between the closing price of the Common Stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise. The calculation does not reflect the effects of any income taxes which may be due on the value realized.

(2) Represents the difference between the closing market price of the Common Stock at May 31, 1997 of $1-11/16 per share and the exercise price per share multiplied by the number of in-the-money options at May 31, 1997.

EMPLOYMENT AGREEMENTS

         The Company maintains employment agreements with its executive officers, expiring at various dates through January 1999. Such employment agreements provide, among other things, that in the event there is a change in the control of the Company, as defined therein, or in any person directly or indirectly controlling the Company, as also defined therein, the employee has the option, exercisable within six months of becoming aware of such event, to terminate his employment agreement. Upon such termination, the employee has the right to receive as a lump-sum payment certain compensation remaining to be paid for the balance of the term of the agreement.
         In July 1994, in connection with an employment agreement with its newly appointed President and Chief Executive Officer, the Company issued five-year warrants to purchase 1,000,000 shares of its Common Stock at $.45 per share (which approximated market value at the date of grant) vesting at 25% per year beginning June 30, 1995. Such vesting is contingent upon his continued employment with the Company.
          In October 1994, the Company settled an employment commitment through December 1997 with its former Chairman and President, aggregating $244,000, for $35,000. In addition, this former officer forfeited 570,000 shares of the Company's Common Stock issued as a stock bonus in December 1992 which had not vested at the settlement date. This former officer also resigned from the Company's Board of Directors.
          In December 1994, the Company settled an employment commitment through November 1996 with its former Vice President - Finance, aggregating $190,000, for $75,000. This former officer also resigned from the Company's Board of Directors.
         In January 1995, in connection with an employment agreement with its recently appointed Vice President of Marketing, the Company issued five-year warrants to purchase 300,000 shares of its Common Stock at $.38 per share (which approximated market value at the date of grant) vesting at 25% per year beginning January 1996. Such vesting is contingent upon his continued employment with the Company.
         In February 1995, in connection with an employment agreement with its recently appointed Senior Vice President of R&D and Manufacturing, the Company issued five-year warrants to purchase 300,000 shares of its Common Stock at $.40 per share (which approximated market value at the date of grant) vesting at 33% per year beginning February 1996. Such vesting is contingent upon his continued employment with the Company.

         Also in February 1995, the Company issued five-year warrants to its Treasurer to purchase 200,000 shares of the Company's Common Stock at $.41 per share (which approximated market value at the date of grant) with 50,000 such shares vested immediately and the remainder vesting at 33% per year beginning February 1996. Such vesting is contingent upon his continued employment with the Company.

1992 NON-QUALIFIED STOCK OPTION PLAN

         In June 1993, the Company's stockholders approved a 1992 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") for officers, directors, employees and consultants of the Company, for which the Company had reserved an aggregate of 1,500,000 shares of Common Stock. Options are exercisable upon payment in full of the exercise price, either in cash or in Common Stock valued at fair market value on the date of exercise of the option. In November 1994, the Company's Board of Directors terminated the Non-Qualified Plan. No other options have been granted under the Non-Qualified Plan and 25,000 options were outstanding as of the termination date of which 20,000 remain exercisable through November 1998.

1995 STOCK OPTION PLAN

         In May 1995, the Company's stockholders approved the 1995 Stock Option Plan (the "1995 Option Plan") for officers and employees of the Company, for which the Company has reserved an aggregate of 1,500,000 shares of Common Stock. The 1995 Option Plan provides that it will be administered by a committee of the Board of Directors of the Company and the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1995 Option Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the Common Stock on the date of the grant (or, in the case of incentive stock options granted to any individual who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company [a "Principal Stockholder"], 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in Common Stock valued at fair market value on the date of exercise of the option. The term for which options may be granted under the 1995 Option Plan expires March 8, 2005. At May 31, 1997, 912,000 options had been granted, of which 892,000 are outstanding under the 1995 Option Plan. Upon approval of the 1997 Stock Option Plan proposed herein, the 1995 Option Plan will be terminated and no new grants will be made under the 1995 Option Plan.

OUTSIDE DIRECTOR STOCK OPTION PLAN

         In May 1995, the Company's stockholders approved an Outside Director Stock Option Plan (the "Director Plan") for non-employee directors ("Outside Directors") of the Company, for which the Company has reserved an aggregate of 300,000 shares of Common Stock. The Director Plan will be administered by the Board of Directors of the Company. In accordance with the terms of the Director Plan, each outside director will be granted ten-year, non-qualified stock options commencing June 1, 1995, and on the first day of each June thereafter, to purchase those number of shares of the Company's common stock having a market value of $10,000 at the average closing price of the Common Stock on NASDAQ or such other exchange upon which the Company's stock is listed for the five trading days immediately preceding the date of grant. Options granted to each Outside Director shall vest after one year, subject to forfeiture under certain conditions. Options are exercisable upon payment in full of the exercise price, either in cash or in Common Stock valued at fair market value on the date of exercise of the option. On June 1, 1997, 1996 and 1995, options to purchase an aggregate of 39,550 shares, 31,675 shares, and 77,418 shares of Common Stock, respectively, at $1.77, $2.21, and $.78 per share, respectively, were granted to outside directors. Upon approval of the 1997 Stock Option Plan proposed herein, the Director Plan will be terminated and no new grants will be made under the Director Plan.

SHAREHOLDER RIGHTS PLAN

          In March 1995, the Company's Board of Directors approved a Shareholder Rights Plan, under which a dividend distribution of one Right for each outstanding share of the Company's Common Stock is authorized. Each Right will entitle shareholders of record on May 9, 1995 to purchase one-half share of Common Stock at a 50% discount to market price if a person or group acquires 20% or more of the Company's outstanding stock. At present, the Company is not aware of any such person or group seeking to acquire 20% or more of the Company's outstanding Common Stock.

DIRECTOR'S FEES

         It has been the policy of the Company to grant fees of $1,000 per meeting to each outside director who attends a regularly scheduled or special meeting of its Board of Directors. Messrs. Cohen and Shapiro do not receive per-meeting fees but monthly fees of $2,500. In addition, the Company reimburses out-of-state directors for their cost of travel and lodging to attend such meetings.

LIMITATION ON LIABILITY OF OFFICERS AND DIRECTORS

         The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which it has agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

CERTAIN TRANSACTIONS

         There were no transactions required to be reported in the Company's last fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 1997, the Company's Compensation Committee consisted of Messrs. Alexander G. Bearn, Francesco Bolgiani, E. Donald Shapiro and Abraham E. Cohen. None of these persons were officers or employees of the Company during fiscal 1997 nor, except as otherwise disclosed, had any relationship requiring disclosure in this Proxy Statement.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not an employee of the Company or any of its affiliates. The following report with respect to certain compensation paid or awarded to the Company's executive officers during fiscal 1997 is furnished by the directors who comprised the Compensation Committee during fiscal 1997.

GENERAL POLICIES

         The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management - Employment Agreements."

         Stock options are granted to employees, including the Company's executive officers, by the Compensation Committee under the Company's 1995 Stock Option Plan. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of Common Stock on the date of grant, have a maximum term of ten years and generally become exercisable starting one year from the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

         From time to time, the Compensation Committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant has so far been retained.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE AND COMPENSATION OF
CHIEF EXECUTIVE OFFICER

         The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.
         In recognition of Mr. Viscusi's significant contribution to the growth of the Company, the Compensation Committee increased his annual base salary to $170,000 effective July 1, 1996.

                       The Compensation Committee:
         Alexander G. Bearn, Chairman       Francesco Bolgiani
         Abraham E. Cohen                   E. Donald Shapiro

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASDAQ"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the NASDAQ. Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 1997, except that Eugene H. Glicksman, who is no longer an officer or director of the Company, filed late three Forms 4 reporting various sales of Common Stock.

                                PERFORMANCE GRAPH

         The following graph sets forth the cumulative total return to the Company's stockholders during the five-year period ended May 31, 1997 as well as an overall stock market index (NASDAQ Stock Market Index) and the Company's peer group index (S&P Medical Products and Supplies):

                                                             CUMULATIVE TOTAL RETURN
                                                             -----------------------
                                                 5/92    5/93     5/94      5/95    5/96      5/97
                                              --------- ------- -------- --------- ------- ---------

Vasomedical, Inc.                                $100      50       24        33     103        69
NASDAQ Stock Market (US)                         $100     120      127       151     219       247
S&P Health Care (Medical Products &
Supplies)                                        $100      81       76       112     153       190

* $100 INVESTED ON 5/31/92 IN STOCK OR INDEX.
       INCLUDING REINVESTMENT OF DIVIDENDS.
       FISCAL YEAR ENDING MAY 31.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

General

         The Board of Directors has proposed and recommended to its stockholders the approval of an amendment to Article IV of the Company's Certificate of Incorporation increasing the total number of shares which the Company has authority to issue from 86,000,000 to 111,000,000, consisting of 110,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, of which 500,000 shares have been designated Class Preferred Stock, Series A and 150,000 shares have been designated as Class Preferred Stock, Series B.

         The Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements on pages 9 through 11 and F-1 through F-15 of the 1997 Annual Report on Form 10-K are incorporated herein by reference.

Purpose to Increase Authorized Shares of Common Stock

         The purpose of increasing the authorized number of shares of Common Stock is twofold. First, an increased authorization of 25,000,000 shares of Common Stock is intended to provide additional flexibility to the Company for possible capital reorganization, acquisitions, refinancing, exchange of securities, public offerings and other corporate purposes. In recent years, the Company has issued a substantial number of shares through stock rights and sales of securities, which events have decreased the number of shares of Common Stock presently available for issuance for such purposes. Second, approximately 37,000,000 shares are to be reserved for possible issuance in case the rights to be issued to shareholders of record on May 9, 1995 are exercised upon an event described in the Shareholder Rights Plan. See "Management - Shareholder Rights Plan."

         The proposed amendment does not change the terms of the Common Stock, which do not have preemptive rights. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock now authorized.

         The Board of Directors, which recommends approval of this amendment, believes it would be advantageous to the Company to be in a position to issue additional Common Stock without the necessary delay of calling a stockholders' meeting if one or more suitable opportunities to the Company present themselves.

         The following table sets forth as of September 30, 1997, the approximate number of shares of Common Stock and Preferred Stock authorized, outstanding, reserved and available for issuance. The table further sets forth the approximate number of shares that will be available for issuance if this amendment is approved.

                                                                                                    AVAILABLE FOR
                                                                                AVAILABLE           ISSUANCE UPON
                                                                                   FOR              APPROVAL OF
                             AUTHORIZED      OUTSTANDING      RESERVED(1)(2)    ISSUANCE            AMENDMENT
                             ----------      -----------      --------------    --------            ---------
Preferred Stock. . . . .      1,000,000        [150,000]              -         [850,000]              [850,000]
Common Stock. . . . .        85,000,000     [47,773,571]      [37,226,429]            [0]       [16,667,000 (3)]

---------

(1) Includes shares issuable upon exercise of outstanding stock options, warrants, rights and upon conversion of Preferred Stock.

(2) Does not include 1,800,000 shares available for issuance under the Company's 1997 Stock Option Plan assuming approval of this plan. See "Proposal to Adopt the 1997 Stock Option Plan."

(3) After giving effect to the reservation of [8,333,000] shares issuable upon exercise of Shareholder Rights.

BOARD POSITION AND REQUIRED VOTE

       THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS ITS ADOPTION.

       Each outstanding share of Common Stock will be entitled to one vote for or against the proposed Amendment. The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors urges you to vote FOR the proposed amendment. Proxies received will be voted in favor of the proposed amendment unless otherwise instructed.


                  PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN

Introduction

         At the Annual Meeting there will be presented to stockholders a proposal to approve the adoption of the Vasomedical, Inc. 1997 Stock Option Plan (the "1997 Option Plan"), which was approved by the Board of Directors on August 7, 1997, subject to stockholder approval. Eligible participants are officers, directors, consultants and employees of the Company or any of its subsidiaries or affiliates. Options granted under the 1997 Option Plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Upon approval of this proposal, the Company will automatically terminate its existing 1995 Option Plan and its Director Plan.

         Management believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain qualified officers, directors, consultants and employees and to motivate their best efforts on behalf of the Company's interests. The Company believes that the 1997 Option Plan will constitute an important part of the Company's compensation of its officers and other employees.

         The full text of the 1997 Option Plan appears in Exhibit B to this Proxy Statement. The principal features of the 1997 Option Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 1997 Option Plan.

Stock Subject to the Plan

         The stock to be offered under the 1997 Option Plan consists of shares, whether authorized but unissued or reacquired by the Company, of Common Stock of the Company. The total number of shares of Common Stock issuable upon the exercise of all stock options under the 1997 Option Plan may not exceed 1,800,000 shares, subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

         The 1997 Option Plan is to be administered by the Board of Directors of the Company; provided, however, that the Board may, at its discretion, designate from among its members a Compensation Committee or a Stock Option Committee (the "Committee") consisting of no fewer than two directors. The Board intends that its Compensation Committee will administer the 1997 Option Plan.

         Subject to the terms of the 1997 Option Plan, the Board of Directors or the Committee may determine and designate those officers and employees who are to be granted stock options under the 1997 Option Plan and the number of shares to be subject to such options and, as hereinafter described, the nature and terms of the options to be granted. The Board of Directors or the Committee shall also, subject to the express provisions of the 1997 Option Plan, have authority to interpret the 1997 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 1997 Option Plan.

Grant of Options

         Officers, directors, consultants and employees of the Company or any of its subsidiaries or affiliates are eligible to participate in the 1997 Option Plan.

         The exercise price for incentive stock options granted under the 1997 Option Plan will be the fair market value of the Company's Common Stock on the date of grant of the stock option (or, in the case of incentive stock options granted to any individual who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company [a "Principal Stockholder"], 110% of such fair market value). The exercise price for Non-Qualified Stock Options granted under the 1997 Option Plan will be not less than such fair market value. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in the Company's capital.

Exercise of Stock Options

         Stock options granted under the 1997 Option Plan shall expire not later than ten years from the date of grant or, in the case of any incentive stock option granted to a Principal Stockholder, five years from the date of grant or such shorter period as the Committee may determine.

         Stock options granted under the 1997 Option Plan (an "Option") may become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Subject to this power of the Committee, and except in the manner described below upon the death of a person to whom an Option is granted (an "optionee"), an Option may be exercised as follows: up to one-third of the subject shares on or after the first anniversary of the date of grant of such Option; up to two-thirds of the subject shares on or after the second anniversary of the date of grant of such Option; and up to all of the subject shares on and after the third such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

         Upon the exercise of an Option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at the option of the Company, in shares of Common Stock of the Company valued at its fair market value on the date of exercise, or a combination thereof. Withholding and other employment taxes applicable to the exercise of an Option shall be paid by the optionee at such time as the Board of Directors or the Committee determines that the optionee has recognized gross income under the Code resulting from such exercise. These taxes may, at the option of the Company, be paid in shares of Common Stock.

         An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the Optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, or any subsidiary or affiliate, except that, upon termination of all employment (other than by death or by total disability followed by death in the circumstances provided below) with the Company, any subsidiary or any affiliate, the optionee may exercise an incentive stock option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

         In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any subsidiary, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any subsidiary (other than for total disability) or (iii) within one year after termination on account of total disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it is exercisable on the date of such termination.

         To the extent the aggregate market value of the Common Stock (determined as of the date of grant) with respect to which any Options granted are intended to be designated as incentive stock options under the 1997 Option Plan which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

         Options granted under the 1997 Option Plan may not be transferred by the holder other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder.

Change in Control

         In the event of a Change in Control (as defined in the 1997 Option
Plan), (a) all Options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the fair market value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such shares under the Option.

Federal Income Tax Consequences

         Incentive stock options granted under the 1997 Option Plan are intended to be qualified incentive stock options in accordance with the provisions of
Section 422 of the Code. All other options granted under the 1997 Option Plan are non-qualified options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an incentive stock option will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of non-qualified options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of the Company's Common Stock at such time. So long as such option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

         Upon the exercise of an incentive stock option granted under the 1997 Option Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a non-qualified option, an employee who is not a director or officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an option by an officer of the Company, while he or she is subject to Section 16(b) of the Securities Exchange Act of 1934, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

         Upon subsequent disposition of the shares subject to the option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock; provided, that if the shares subject to an incentive stock option are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the optionee.

BOARD POSITION AND REQUIRED VOTE

       Each outstanding share of Common Stock will be entitled to one vote for or against the proposal to adopt the 1997 Option Plan. The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors urges you to vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors recommends that the shareholders approve the appointment of Grant Thornton LLP as the Company's independent public accountants to examine the financial statements of the Company for the fiscal year ending May 31, 1998. Grant Thornton LLP acted as the Company's independent public accountants for the fiscal years ended May 31, 1992 through May 31, 1997 and has been selected by the Board of Directors to continue to act as the Company's independent public accountants for the Company's 1998 fiscal year.

         A representative of Grant Thornton LLP plans to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

               FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1997 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about the Company, but such report, other than the Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

         As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

         Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than June 1, 1998 to be considered for inclusion in the Company's next Proxy Statement.

                                             By Order of the Board of Directors,

                                                     JOSEPH A. GIACALONE
                                                          Secretary

Dated: Westbury, New York
       October 13, 1997

                                                                       EXHIBIT A


             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK



         The following sets forth the changes to Article IV of the Company's Certificate of Incorporation if the proposed amendment is approved:

         "ARTICLE IV. CAPITAL STOCK. The authorized capital stock of the Corporation shall consist of 110,000,000 shares of Common Stock, $.001 par value per share, (hereinafter referred to as either the "Common Shares" or "Common Stock") and 1,000,000 shares of Preferred Stock, $.01 par value per share (hereinafter referred to as either "Preferred Shares" or "Preferred Stock")."

                                                                       EXHIBIT B
                                VASOMEDICAL, INC.
                             1997 STOCK OPTION PLAN

SECTION 1.  GENERAL PROVISIONS

1.1.  NAME AND GENERAL PURPOSE

         The name of this plan is the Vasomedical, Inc. 1997 Stock Option Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Vasomedical, Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining directors, officers, consultants and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees of the Company to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  DEFINITIONS

                a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

                b.       "Board" means the Board of Directors of the Company.

                c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

                         (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

                         (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

                         (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

                d. "Code" means the Internal Revenue Code of 1986, as amended.

                e.       "Committee" means the Committee referred to in Section
                         1.3 of the Plan.

                f. "Common Stock" means shares of the Common Stock, par value $.001 per share, of the Company.

                g. "Company" means Vasomedical, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

                h. "Fair Market Value" means the market price of the Common Stock on the NASDAQ consolidated reporting system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on the NASDAQ consolidated reporting system on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

                i. "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

                j. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

                k. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan.

                l. "Option" means any option to purchase Common Stock under Section 2 of the plan.

                m. "Participant" means any director, officer, consultant or employee of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

                n. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

                o. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

         Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.
         The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  ELIGIBILITY

         Stock options may be granted only to officers, directors, consultants and employees of the Company or a Subsidiary or Affiliate. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  SHARES

         The aggregate number of shares reserved for issuance pursuant to the Plan shall be 1,800,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6. No individual may be granted options to purchase more than an aggregate of 300,000 shares of Common Stock pursuant to the Plan.


         The aggregate number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.

         If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

         Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

         In the event of a Change in Control, at the option of the Board or Committee, (a) all options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.


1.7  NON-ALIENATION OF BENEFITS

         Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  WITHHOLDING OR DEDUCTION FOR TAXES

         If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  ADMINISTRATIVE EXPENSES

         The entire expense of administering the Plan shall be borne by the Company.

1.10 GENERAL CONDITIONS

         a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant ; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder);
                (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of two or more members, each of whom is a Non-Employee Director.

         b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

         c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

         d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

         e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

         f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.


1.11  COMPLIANCE WITH APPLICABLE LAW

         Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  EFFECTIVE DATES

         The Plan was adopted by the Board on August 7, 1997, subject to approval by the stockholders of the Company. The Plan shall terminate on August 6, 2007.

SECTION 2.  OPTION GRANTS

2.1  AUTHORITY OF COMMITTEE

         Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and
(iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

         Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option").

         It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

         Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

         The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

2.2  OPTION EXERCISE PRICE

         The price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted.

         If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  INCENTIVE STOCK OPTION GRANTS

         Each Incentive Stock Option will be subject to the following provisions:

         a.     Term of Option

                An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

         b.     Annual Limit

                To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

         c.     Exercise

                Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised as follows: up to one-third of the subject shares on or after the first anniversary of the date of grant of such Option; up to two-thirds of the subject shares on or after the second anniversary of the date of grant of such Option and up to all of the subject shares on and after the third such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

                An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

                Upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within one year thereafter, but only to the extent such options are exercisable on the date of such termination.

                If termination of employment is the result of the optionee having reached normal retirement age, option grants continue to be exercisable for five years after retirement but in no event later than the expiration of the term of the Option.

                In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

                Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

         d.     Transferability

                An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.4  NON-QUALIFIED STOCK OPTION GRANTS

         Each Non-Qualified Stock Option will be subject to the following provisions:

         a.     Term of Option

                A Non-Qualified Stock Option will be for a term of not more than ten years from the date of grant.

         b.     Exercise

                The exercise of a Non-Qualified Stock Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above, except that upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within three years after termination on account of Total Disability of all employment with the Company, or any Subsidiary or Affiliate.

         c.     Transferability

                A Non-Qualified Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, except as may be permitted by the Board or Committee.

2.5  AGREEMENTS

         In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

VASOMEDICAL,
    INC.

                                            The undersigned hereby appoints
                           Anthony Viscusi and E. Donald Shapiro, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in VASOMEDICAL, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on December 4, 1997 and any adjournments thereof.


The Board of Directors recommends a vote FOR the following proposals:

1.   Election of the following nominees, as set forth in the proxy statement:

     Abraham E. Cohen               John C.K. Hui

    [  ] FOR all nominees listed above        [  ] WITHHOLD authority to vote

         (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

2. To amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 85,000,000 to 110,000,000.

                            [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

3.  To adopt the 1997 Stock Option Plan.

                            [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

4. To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent certified public accountants for fiscal 1998.

                            [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

5. Upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

Dated:  _____________, 1997

                                   _______________________________________[L.S.]


                                   _______________________________________[L.S.]
                                             (Note: Please sign exactly as your
                                    name appears hereon. Executors,
                                    administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)


        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE